UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date or Report (Date of earliest event reporter): May 9, 2018 (May 7, 2018)

Ormat Technologies, Inc. (Exact name of registrant as specified in its charter) 001-32347 (Commission File Number)

DELAWARE (State or other jurisdiction of incorporation or organization)	88-0326081 (I.R.S. Employer Identification No.)
6225 Neil Road Reno, Nevada (Address of Principal Executive Offices)	89511-1136 (Zip Code)

(775) 356-9029 (Registrant’s Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibit Index

Exhibit 10.1	Form of Stock Appreciation Right Agreement under the Company’s 2018 Incentive Compensation Plan for restricted stock units awarded to Mr. Isaac Angel.

Exhibit 10.2	Form of Restricted Stock Unit Agreement under the Company’s 2018 Incentive Compensation Plan for stock appreciation rights awarded to Mr. Isaac Angel.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      On May 7, 2017, the Board of Directors (the “Board”) of Ormat Technologies, Inc. (the “Company”), upon the recommendation of the Compensation Committee (the “Committee”) of the Board, approved the grant by the Company to its chief executive officer (“CEO”) equity incentive compensation with an aggregate value of $6,445,000 and a target value mix of two-thirds of stock appreciation rights (“SARs”) and one-third of restricted stock units (“RSUs”) pursuant to the Company’s 2018 Incentive Compensation Plan, effective as of and approved by the Company’s stockholders on May 7, 2018 (the “Plan”). The actual number of SARs and RSUs granted to Mr. Angel is based on the closing price of the Company’s Common Stock on the next business day following the date of the grant.

The RSUs and SARs are time-vested and will vest according to the following schedules: RSUs and SARs granted to the CEO will vest 22%, 22%, 28% and 28%, respectively, on November 7, 2018, November 7, 2019, November 7, 2020 and November 7, 2021, respectively. RSUs represents the right to receive payment of an amount equal to all or a portion of the fair market value of a specified number of shares of the Company’s Common Stock upon vesting and are valued on the date of grant based on the closing price of the Company’s Common Stock on the next business day following such date of grant. SARs will be paid in shares of the Company’s Common Stock with a value equal to the amount by which the market value of all shares of the Company’s Common Stock in respect of which the SAR is exercised exceeds the grant price of such SAR. RSUs and SARs are subject to clawback under certain circumstances.

The Form of Stock Appreciation Right Agreement for stock appreciation rights awarded to Mr. Isaac Angel and the Form of Restricted Stock Unit Agreement for restricted stock units awarded to Mr. Isaac Angel are filed as Exhibit 10.1 and Exhibit 10.2, respectively to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Form of Stock Appreciation Right Agreement under the Company’s 2018 Incentive Compensation Plan for stock appreciation rights awarded to Mr. Isaac Angel.

Exhibit 10.2	Form of Restricted Stock Unit Agreement under the Company’s 2018 Incentive Compensation Plan for restricted stock units awarded to Mr. Isaac Angel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ormat Technologies, Inc.

By	/s/ Isaac Angel
Name: Isaac Angel
Title: Chief Executive Officer

Date: May 9, 2018